Income Tax:	3 Months Ended
Mar. 31, 2022
Income Tax Disclosure [Abstract]
Income Tax:

Note 9. Income Tax:

Income tax benefit for the three months ended March 31, 2022 and 2021 differs from the amount that would result from applying Canadian tax rates to net income before taxes. These differences result from the items noted below:

	2022		2021
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 386,347	25	$ 468,569	25
Decrease due to:
Different tax rates on foreign subsidiaries	(63,621)	(4)	(76,520)	(4)
Non-deductible expenses	(1,256)	-	(9,858)	(1)
Change in valuation allowance and other	(321,470)	(21)	(382,191)	(20)
	$ 0	0	$ 0	0

No current income tax was recorded by the Company during the three months ended March 31, 2022 and 2021. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. As part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in prior years to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.7 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. Subsequent to March 31, 2022, the Company received $0.6 million of the income tax receivable which represented the amount related to the carryback of losses incurred in 2020 as noted above. The 2017 tax filing of the Company’s U.S. subsidiary is under examination by the Internal Revenue Service. Additionally, the Company’s 2018 Canadian tax return is under examination by the Canada Revenue Agency. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcome.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of March 31, 2022 and December 31, 2021 were as follows:

	March 31,	December 31,
	2022	2021
Deferred income tax assets
Net operating loss carry forwards	$41,298,493	$40,045,479
Property, Plant and Equipment	2,023,607	2,023,434
Other	1,572,952	1,537,637
Total deferred income tax asset	44,895,052	43,606,550
Valuation allowance	(44,775,733)	(43,557,562)
Deferred income tax assets net of valuation allowance	$119,319	$48,988

Deferred income tax liabilities
Other	(119,319)	(48,988)
Net deferred income tax asset	$-	$-

At March 31, 2022, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 2,093,680	2026
		3,885,597	2027
		14,810,124	2028
		14,035,664	2029
		17,340,283	2030
		19,417,102	2031
		5,633,725	2032
		8,190,276	2033
		9,489,676	2034
		13,545,813	2035
		16,104,547	2036
		12,145,038	2037
		1,162,246	2038
		3,029,148	2039
		4,502,697 16,419,675 842,601	2040 2041 2042
	3,031,048		-
	$3,031,048	$ 162,647,892